UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

Kyverna Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41947	83-1365441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5980 Horton St., Suite 550
Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 925-2492

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	KYTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 20, 2026, Kyverna Therapeutics, Inc. (the “Company”) issued a press release announcing positive longer-term follow-up data from the Phase 2 portion of its KYSA-6 Phase 2/3 registrational trial of miv-cel (mivocabtagene autoleucel, KYV-101) in patients with generalized myasthenia gravis (gMG). On April 21, 2026, the Company issued an additional press release announcing positive primary analysis results from its registrational trial, KYSA-8, of miv-cel in stiff person syndrome (SPS). The Company will host a conference call at 7:00 a.m. Eastern Time on April 22, 2026 to review the results announced in the foregoing two press releases (the “Conference Call”). A copy of the slides to be used in connection with the Conference Call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description

99.1	Kyverna Therapeutics, Inc. Presentation - Highlighting New Data from Our Neuroimmunology Franchise at AAN, April 22, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYVERNA THERAPEUTICS, INC.

Date: April 22, 2026	By:	/s/ Marc Grasso, M.D.
Marc Grasso, M.D.
Chief Financial Officer